________________________________________________________________
________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2000

                       PEOPLES FIRST, INC.
      (Exact name of registrant as specified in its charter)

Pennsylvania                     ___________       23-3028825
(State or other jurisdiction     (Commission     (IRS Employer
      of incorporation)          File Number)     Ident. No.)

24 South Third Street, Oxford, Pennsylvania              19363
  (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (610)932-9294

                               N/A
  Former name or former address, if changed since last report.)

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Item 5.  Other Events

     On July 27, 2000, Peoples First, Inc., a Pennsylvania business corporation, completed the reorganization of The Peoples Bank of Oxford into the holding company form of ownership pursuant to an agreement of reorganization and merger approved by the Bank's shareholders on May 9, 2000. In the holding company reorganization, The Peoples Bank of Oxford became a wholly-owned banking subsidiary of Peoples First, Inc., and each outstanding share of common stock of The Peoples Bank of Oxford on July 27, 2000 was automatically converted into one share of common stock of Peoples First, Inc.

     The common stock of The Peoples Bank of Oxford was registered under Section 12(g) of the Securities Exchange Act of 1934. Under the applicable rules of the Securities and Exchange Commission, the common stock of Peoples First, Inc. is deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934 and, accordingly, Peoples First, Inc. will, from the date of the reorganization, comply with the filing and other requirements under the Exchange Act previously undertaken by The Peoples Bank of Oxford.

     The common stock of Peoples First, Inc. will trade in the over-the-counter market under the symbol "PPFR" as of July 29, 2000.

     The holding company reorganization is described in the Registration Statement on Form S-4, no. 333-30640, filed by
Peoples First, Inc. with the Securities and Exchange Commission.



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 28, 2000            PEOPLES FIRST, INC.


                                 By:  /s/George C. Mason
                                    George C. Mason,
                                    Chairman and Chief Executive
                                    Officer









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